UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): July 25, 2006
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645 (Commission File Number)	74-1787539 (IRS Employer Identification No.)
200 E. Basse Rd.
San Antonio, TX 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
     Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 25, 2006, the Board of Directors (“Board”) of Clear Channel Communications, Inc. (the “Company”) approved the adoption of the Seventh Amended and Restated By-Laws of the Company.
     The Seventh Amended and Restated By-Laws amended Article III, Section 6 of the Company’s bylaws to change the vote standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of votes cast “for” the election of a director must exceed the number of votes cast “against” the election of that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast.
     In addition, if a nominee who already serves as a director is not elected, the director shall promptly tender his or her resignation to the Board. The Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board or the size of the Board can be decreased.
     Additionally, the Board also approved additional amendments to the Company’s bylaws as follows:

Section	Description of Amendment
Art. II Section 5	To establish more detailed standards for the timely and proper advance notice of shareholder proposals and shareholder director nominations.

Art. II Section 6	To allow notice of shareholder meetings to be given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended.

Art. III Section 4	To establish procedures for the resignation and replacement of directors.

Art. III Section 5	To establish more flexible procedures allowing for the Board to fill vacancies on the Board.
     The Seventh Amended and Restated By-Laws of the Company are effective as of July 25, 2006. The foregoing description of the amendments to the Company’s bylaws is not complete and is qualified in its entirety by reference to the text of the Seventh Amended and Restated By-Laws of the Company attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
The following exhibits are filed as part of this Report:

Exhibit Number	Description
3.1	Seventh Amended and Restated By-Laws of Clear Channel Communications, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: July 31, 2006	By:	/s/ Herbert W. Hill
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer